FOR  IMMEDIATE  RELEASE
CONTACT:

BOB  ORLANDO,  CFO
MATHSOFT,  INC.
(617)577-1017, x742

                   MATHSOFT REPORTS FIRST QUARTER 2000 RESULTS

CAMBRIDGE, Mass., April 12, 2000- MathSoft, Inc. (Nasdaq: MATH) today reported net revenues of $7.8 million for its first quarter ending March 31, 2000. This compares to net revenues of $6.5 million in the first quarter of 1999, an increase of 20%. Pro forma net income for the first quarter of 2000 was $.9 million, excluding the results of the Company's new Internet subsidiary, FreeScholarships.com. This compares with net income of $.6 million for the first quarter of 1999, an increase of 47%. Including the results of FreeScholarships.com, the Company reported a $1.6 million net loss for the first quarter of 2000, or $.16 loss per diluted share, compared to net income of $.6 million, or $.06 per diluted share, for the first quarter of 1999.

FIRST  QUARTER  HIGHLIGHTS
--------------------------

- The Data Analysis Products Division posted record quarterly net revenues of $3.5 million up 25% from the same period last year.

- The Engineering and Education Products Division expanded its net revenues over last year's first quarter. Most notably, the StudyWorks product line grew 94% from 1Q99.

- FreeScholarships.com launched its innovative web site in February 2000 and generated its first revenues. Registered members now exceed 275,000 with the site averaging in excess of 1 million page views per day.

ABOUT  MATHSOFT
---------------

Founded in 1984, MathSoft is a leading provider of technical calculation and analytical software for business and academia. The company has more than one and a half million users of its Mathcad, StudyWorks, S-PLUS, StatServer and Axum software worldwide. Users include professionals worldwide at more than 90% of the Fortune 1,000 companies and over 500 government installations, and students and faculty at over 2,000 colleges and universities. MathSoft is also the parent company of FreeScholarships.com, an internet company providing information and assistance to a broad market of parents and students concerned about funding the costs of education. FreeScholarships.com awards money to pay for tuition costs through online daily sweepstakes that United States residents aged 13 and older can win.

Information contained in this document, which refers to MathSoft's future financial performance, represents management's best estimate at the present time and actual results could differ materially from present estimates. Factors that might cause such differences include, but are not limited to, the risks associated with distribution channels; the risks associated with international operations; the risks associated with acquisitions; the risks associated with investments in new products and services, including FreeScholarships.com, and the ability to enhance current products and to introduce new products in a timely fashion. Please refer to the cautionary statements appearing in MathSoft's Annual and Quarterly Reports and prospectus filed with the Securities and Exchange Commission for a discussion of these and other various factors that could cause MathSoft's actual results to differ materially from those discussed in the forward-looking statements.

                                       ###

Axum, S-PLUS, StatServer, StudyWorks and Mathcad are registered trademarks, and the MathSoft logo is a trademark of MathSoft, Inc. FreeScholarships.com is a trademark of FreeScholarships.com, Inc.

                         MATHSOFT, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                     ASSETS


                                                         MAR 31,   DEC 31,
                                                           2000      1999
                                                         --------  --------

CURRENT ASSETS:
      Cash, cash equivalents and short-term investments    $6,368    $8,444
      Accounts receivables, net                             6,034     4,744
      Other receivables                                     1,790     1,420
      Inventories                                             168       263
      Prepaid expenses                                        793       382
                                                         --------  --------
            Total current assets                           15,153    15,253
                                                         --------  --------

PROPERTY AND EQUIPMENT, NET                                 1,773     1,314
                                                         --------  --------

OTHER ASSETS                                                  399       426
                                                         --------  --------

           TOTAL ASSETS                                   $17,325   $16,993
                                                         ========  ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                          MAR 31,   DEC 31,
                                                           2000      1999
                                                         --------  --------

CURRENT LIABILITIES                                       $9,487    $8,211

OTHER LONG-TERM LIABILITIES                                  140       148

STOCKHOLDERS' EQUITY                                       7,698     8,634
                                                         -------   -------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $17,325   $16,993
                                                         =======   =======

                         MATHSOFT, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                     THREE MONTHS ENDED
                                                      MAR 31,   MAR 31,
                                                       2000       1999
                                                     ---------  --------

REVENUES:
      Software licenses                                $5,957     $5,277
      Services and other                                1,864      1,262
                                                     ---------  --------
          Total Revenues                                7,821      6,539
                                                     ---------  --------

COST OF REVENUES:
      Software licenses                                 1,036        805
      Services and other                                1,327        390
                                                     ---------  --------
          Total cost of revenues                        2,363      1,195
                                                     ---------  --------
          Gross Profit                                  5,458      5,344
                                                     ---------  --------

OPERATING EXPENSES:
      Sales and marketing                               4,453      2,816
      Research and development                          1,631      1,188
      General and administrative                        1,033        735
                                                     ---------  --------
          Total operating expenses                      7,117      4,739
                                                     ---------  --------

          Income from Operations                       (1,659)       605

INTEREST INCOME , NET                                      58         42
                                                     ---------  --------

          Income Before Provisions for Income Taxes    (1,601)       647

PROVISION FOR INCOME TAXES                                 16         10
                                                     ---------  --------
         Net Income                                   $(1,617)      $637
                                                     =========  ========


BASIC EARNINGS PER SHARE:                              $(0.16)     $0.07
                                                     =========  ========


DILUTED EARNINGS PER SHARE:                            $(0.16)     $0.06
                                                     =========  ========


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING             10,066      9,687
                                                     =========  ========


WEIGHTED AVERAGE COMMON SHARES ASSUMING DILUTION       10,066     10,869
                                                     =========  ========

SUPPLEMENTAL INFORMATION:                    (UNAUDITED)

                                                             THREE MONTHS ENDED MAR 31, 2000
                                                     SOFTWARE                                     MAR 31,
                                                     BUSINESS    FREESCHOLARSHIPS.COM    TOTAL      1999
                                                     ---------  ----------------------  --------  --------

REVENUES:
          Total Revenues                                $7,786  $                  35    $7,821     $6,539

COST OF REVENUES:
          Total cost of revenues                         1,596                    767     2,363      1,195
                                                     ---------  ----------------------  --------  --------

          Gross Profit                                   6,190                   (732)    5,458      5,344

OPERATING EXPENSES:
          Total operating expenses                       5,286                  1,831     7,117      4,739
                                                     ---------  ----------------------  --------  --------

          Income from Operations                           904                 (2,563)   (1,659)       605

INTEREST INCOME , NET                                       51                      7        58         42
                                                     ---------  ----------------------  --------  --------

          Income Before Provisions for Income Taxes        955                 (2,556)   (1,601)       647

PROVISION FOR INCOME TAXES                                  16                      0        16         10
                                                     ---------  ----------------------  --------  --------
         Net Income                                       $939                $(2,556)  $(1,617)      $637
                                                     =========  ======================  ========  ========


BASIC EARNINGS PER SHARE:                                                                $(0.16)     $0.07
                                                                                        ========  ========


DILUTED EARNINGS PER SHARE:                                                              $(0.16)     $0.06
                                                                                        ========  ========


WEIGHTED AVG. COMMON SHARES OUTSTANDING                                                  10,066      9,687
                                                                                        ========  ========


WEIGHTED AVG. COMMON SHARES ASSUMING DILUTION                                            10,066     10,869
                                                                                        ========  ========

SEGMENT INFORMATION:
Net Revenue:
  Engineering and Education Products Division                                            $4,249     $3,704
  Data Analysis Products Division                                                         3,537      2,835
                                                                                        --------  --------
    Sub total                                                                             7,786      6,539
  FreeScholarships.com                                                                       35          -
                                                                                        --------  --------
    Total                                                                                $7,821     $6,539
                                                                                        ========  ========

Net Income:
  Engineering and Education Products Division                                              $305       $170
  Data Analysis Products Division                                                           634        467
                                                                                        --------  --------
    Sub total                                                                               939        637
  FreeScholarships.com                                                                   (2,556)         -
                                                                                        --------  --------
    Total                                                                               $(1,617)      $637
                                                                                        ========  ========